                        OPPENHEIMER MUNICIPAL BOND FUND
                   Supplement dated January 2, 2003 to the
         Statement of Additional Information dated November 27, 2002

The Statement of Additional Information is amended as follows:

1.    Effective  December 31, 2002, Mr. Leon Levy resigned as a Trustee of the
   Fund  and Mr.  Clayton  Yeutter  was  elected  as  Chairman  of the  Board,
   effective  January  1,  2003.   Therefore,   the  Statement  of  Additional
   Information  is revised by deleting the  biography  for Mr. Levy on page 25 and by adding the following to Mr.  Yeutter's  biography:  "Chairman of the
   Board of Trustees."

2. In the  Trustee  compensation  table on page 31,  the  title of  "Chairman"
after
   Mr.  Levy's name is deleted and the title of  "Chairman" is added after Mr.
Yeutter's
   name.  In addition,  the following  footnote is added  following Mr. Levy's name and
   following Mr. Yeutter's name:

            4. Effective January 1, 2003, Clayton Yeutter became
                Chairman of the Board of Trustees of the Board
                I Funds upon the retirement of Leon Levy.

January 2, 2003                                                     PX0310.008